As  filed  with  the  Securities  and  Exchange  Commission on September 5, 2001

                        Registration  No.  333-31321
--------------------------------------------------------------------------------

                      SECURITIES  AND  EXCHANGE  COMMISSION
                           Washington,  D.C.  20549
                           -----------------------

                        POST  EFFECTIVE  AMENDMENT  NO.  1

                                 TO  FORM  S-8

                            REGISTRATION  STATEMENT
                                     Under
                          THE  SECURITIES  ACT  OF  1933
                            -----------------------

                        TEXAS  INSTRUMENTS  INCORPORATED
            (Exact  name  of  Registrant  as  specified  in  its  charter)

               Delaware                                  75-0289970
       (State  or  other  jurisdiction  of           (I.R.S.  Employer
       incorporation  or  organization)           Identification  No.)

                               12500  TI  Boulevard
                                P.O.  Box  660199
                          Dallas,  Texas  75265-0199
         (Address  of  principal  executive  offices  including  zip  code)
                           -----------------------

           TEXAS  INSTRUMENTS  RESTRICTED  STOCK  UNIT  PLAN  FOR  DIRECTORS
                                       AND
         TEXAS  INSTRUMENTS  STOCK  OPTION  PLAN  FOR  NON-EMPLOYEE  DIRECTORS
                           (Full  title  of  the  plans)
                           -----------------------

                              Joseph  F.  Hubach,
             Senior  Vice  President,  Secretary  and  General  Counsel
                        Texas  Instruments  Incorporated
                               12500  TI  Boulevard
                                P.O.  Box  660199
                          Dallas,  Texas  75265-0199
                    (Name  and  address  of  agent  for  service)

                                 (972)995-3773
        (Telephone  number,  including  area  code,  of  agent  for  service)
                            ----------------------

                            EXPLANATORY  STATEMENT

Pursuant to this amendment, shares to be issued in connection with the Texas Instruments Stock Option Plan for Non-Employee Directors are included as a part of the previously registered offering of shares under the Texas Instruments Restricted Stock Unit Plan for Directors.

                                    PART  II

Item  3.  Incorporation  of  Documents  by  Reference.

The Registration Statement on Form S-8, File No. 333-31321, is incorporated by reference herein.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas, on the 5th day of September, 2001.

                                          TEXAS  INSTRUMENTS  INCORPORATED
                                                   (Registrant)


                                          By:  /s/  WILLIAM  A.  AYLESWORTH
                                              --------------------------
                                              William  A.  Aylesworth
                                              Senior  Vice  President,
                                              Treasurer  and
                                              Chief  Financial  Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 5th day of September, 2001.


              Signature                                   Title
--------------------------------------        ----------------------------------

        *  JAMES  R.  ADAMS
--------------------------------------                    Director
           James  R.  Adams

        *  DAVID  L.  BOREN
--------------------------------------                    Director
           David  L.  Boren

       *  JAMES  B.  BUSEY  IV
--------------------------------------                    Director
          James  B.  Busey  IV

      *  THOMAS  J.  ENGIBOUS
-------------------------------------                   Chairman;  President;
         Thomas  J. Engibous                             Chief Executive Officer

     *  GERALD  W.  FRONTERHOUSE
--------------------------------------                    Director
       Gerald  W.  Fronterhouse

        *  DAVID  R.  GOODE
--------------------------------------                    Director
           David  R.  Goode

       *  WAYNE  R.  SANDERS
--------------------------------------                    Director
          Wayne  R.  Sanders


--------------------------------------                    Director
          Ruth  J.  Simmons

     /s/  WILLIAM  A.  AYLESWORTH
--------------------------------------        Senior  Vice President; Treasurer;
        William  A.  Aylesworth                 Chief  Financial  Officer

     /s/  M.  SAMUEL  SELF
-------------------------------------         Senior Vice President; Controller;
        M.  Samuel  Self                         Chief  Accounting  Officer


*By:  /s/  WILLIAM  A.  AYLESWORTH
    --------------------------------
         William  A.  Aylesworth
           Attorney-in-fact